UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2021

ADIT EDTECH ACQUISITION CORP.

(Exact name of registrant as specified in charter)

Delaware	001- 39872	85-3477678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 33rd Floor, New York, New York		10105
(Address of principal executive offices)		(Zip Code)

(646) 291-6930

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	ADEX.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	ADEX	New York Stock Exchange
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	ADEX.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 11, 2021, the registration statement on Form S-1 (File No. 333-251641) relating to the initial public offering (the “IPO”) of Adit EdTech Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on January 11, 2021, a registration statement on Form S-1 (File No. 333-252021) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which was effective immediately upon filing (collectively, the “Registration Statement”).

On January 14, 2021, the Company consummated the IPO of 24,000,000 units (the “Units”). Each Unit consists of one share of common stock, par value $0.0001 per share (“Common Stock”) and one-half of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $240,000,000. Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriters a 45-day option to purchase up to 3,600,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

•

An Underwriting Agreement, dated January 11, 2021 (the “Underwriting Agreement”), between the Company and EarlyBirdCapital, Inc., as the representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated January 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

Letter Agreement, dated January 11, 2021, by and among the Company, its outside directors, its industry advisors and the Company’s sponsor, Adit EdTech Sponsor, LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Administrative Services Agreement, dated January 11, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated January 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated January 11, 2021, by and among the Company, the Sponsor and certain security holders party thereto, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated January 11, 2021 by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

Indemnification Agreements, each dated January 11, 2021, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

On January 14, 2021, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 6,550,000 warrants (the “Private Placement Warrants”) to the Sponsor at a price of $1.00 per Private Placement Warrant, generating total gross proceeds of $6,550,000 (the “Private Placement”). The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO except that the Private Placement Warrants are not redeemable by the Company so long as they are held by the initial holders or its permitted transferees. No underwriting discounts or commissions were paid with respect to the Private Placement. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 11, 2021, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 101,000,000 shares of stock, including (i) up to 100,000,000 shares of Common Stock and (ii) (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

A total of $240,000,000 of the net proceeds from the IPO and the Private Placement was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account except as set forth in the Registration Statement.

On January 11, 2021, the Company issued a press release announcing the pricing of the IPO, and on January 14, 2021, the Company issued a press release announcing the closing of the IPO, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 11, 2021, by and between the Company and EarlyBirdCapital, Inc., as representatives of the underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated December 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated January 11, 2021, by and among the Company, the Company, its outside directors, its industry advisors and Adit EdTech Sponsor, LLC.

10.2	Administrative Services Agreement, dated January 11, 2021, by and between the Company and Adit EdTech Sponsor, LLC.

10.3	Investment Management Trust Agreement, dated January 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.4	Registration Rights Agreement, dated January 11, 2021, by and among the Company, Adit EdTech Sponsor, LLC and certain security holders party thereto.

10.5	Private Placement Warrants Purchase Agreement, dated January 11, 2021 by and between the Company and Adit EdTech Sponsor, LLC.

10.6	Form of Indemnification Agreement.

99.1	Press release, dated January 11, 2021.

99.2	Press Release, dated January 14, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIT EDTECH ACQUISITION CORP.

Date: January 14, 2021	By:	/s/ John J. D’Agostino
John J. D’Agostino Chief Financial Officer